Exhibit 10.1

FOURTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (hereinafter called this “Amendment”) is dated as of October 5, 2011, by and among BREITBURN OPERATING L.P., a Delaware limited partnership (the “Company”), BREITBURN ENERGY PARTNERS L.P., as Parent Guarantor (“Parent”), BreitBurn GP, LLC (the “Parent GP”), BreitBurn Operating GP, LLC (the “General Partner”) the Subsidiaries of the Parent and/or the Company, as guarantors (the “Subsidiary Guarantors”, and together with the Parent, the Parent GP, and the General Partner, the “Guarantors”), the Lenders (defined below), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity “Administrative Agent”).  Capitalized terms used in this Amendment, and not otherwise defined in this Amendment, have the meanings assigned thereto in the Credit Agreement defined below.

WITNESSETH:

WHEREAS, the Company, the Guarantors, Administrative Agent, Issuing Lender and the Lenders have entered into that certain Second Amended and Restated Credit Agreement dated as of May 7, 2010 as amended by that certain First Amendment to Second Amended and Restated Credit Agreement and Consent and First Amendment to Security Agreement dated as of September 17, 2010, that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of May 9, 2011, and that certain Third Amendment to Second Amended and Restated Credit Agreement dated as of August 3, 2011 (as further amended, modified or restated from time to time, the “Credit Agreement”), whereby upon the terms and conditions therein stated the Lenders have agreed to make certain loans to the Company upon the terms and conditions set forth therein; and

WHEREAS, the Company has requested that the Lenders amend the Credit Agreement as set forth below; and

WHEREAS, subject to the terms hereof, the undersigned Lenders are willing to agree to the amendments to the Credit Agreement as set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, the parties to this Amendment hereby agree as follows:

SECTION 1.        Amendment to Credit Agreement.  Effective as of the Amendment Effective Date, Section 6.12 of the Credit Agreement is hereby amended by deleting “300,000 Mcf” and replacing it with “1,000,000 Mcf”.

SECTION 2.        Guarantor Confirmation.

(a)           The Guarantors hereby consent and agree to this Amendment and each of the transactions contemplated thereby and hereby.

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(b)           The Company and each of the Guarantors ratifies and confirms the debts, duties, obligations, liabilities, rights, titles, pledges, grants of security interests, liens, powers, and privileges existing by virtue of the Loan Documents to which it is a party.

(c)           The Company and each of the Guarantors agrees that the guarantees, pledges, grants of security interests and other obligations, and the terms of each of the Security Agreements and Guaranties to which it is a party, are not impaired, released, diminished or reduced in any manner whatsoever and shall continue to be in full force and effect and shall continue to secure all Obligations.

(d)           The Company and each of the Guarantors acknowledges and agrees that all terms, provisions, and conditions of the Loan Documents to which it is a party (as amended by this Amendment) shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

SECTION 3.       Conditions of Effectiveness.  This Agreement and the amendments and consent shall become effective as of the date first set forth above (the “Amendment Effective Date”), provided that the following conditions shall have been satisfied:

(a)          Amendment. The Administrative Agent shall have received a counterpart of this Amendment which shall have been executed by the Administrative Agent, the Majority Lenders, the Company, and the Guarantors (which may be by telecopy or PDF transmission).

(b)          No Default; Representations and Warranties; No Material Adverse Effect. As of the Amendment Effective Date:

(i) the representations and warranties of the Company and the Guarantors in Article VI of the Credit Agreement and in the other Loan Documents as amended hereby shall be true and correct in all material respects (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that the representations and warranties contained in Sections (a) and (b) of Section 6.14 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.01 of the Credit Agreement);

(ii) no Default or Event of Default shall exist; and

(iii) since December 31, 2010, there shall have been no event, development or circumstance that has had or could reasonably be expected to have a Material Adverse Effect.

(c)           Payment of Fees.  Evidence of payment by the Company of all accrued and unpaid fees, costs and expenses owed pursuant to this Amendment to the extent then due and payable on the Amendment Effective Date.

(d)           Additional Documents. Such other documents, in form and substance satisfactory to Administrative Agent, as the Administrative Agent may reasonably request.

SECTION 4.       Representations and Warranties.  Each of the Company and the Parent represents and warrants to Administrative Agent and the Lenders, with full knowledge that such Persons are relying on the following representations and warranties in executing this Amendment, as follows:

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(a)           It has the organizational power and authority to execute, deliver and perform this Amendment, and all organizational action on the part of it requisite for the due execution, delivery and performance of this Amendment has been duly and effectively taken.

(b)           The Credit Agreement, as amended by this Amendment, the Loan Documents and each and every other document executed and delivered to the Administrative Agent and the Lenders in connection with this Amendment to which it is a party constitute the legal, valid and binding obligations of it, to the extent it is a party thereto, enforceable against such Person in accordance with their respective terms except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

(c)           This Amendment does not and will not violate any provisions of any of the Organization Documents of the Company.

(d)           No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment.

(e)           After giving effect to this Amendment no Default or Event of Default will exist, and all of the representations and warranties contained in the Credit Agreement and all instruments and documents executed pursuant thereto are true and correct in all material respects on and as of this date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date).

SECTION 5.        Reference to and Effect on the Credit Agreement.

(a)           Upon the effectiveness hereof, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, shall mean and be a reference to the Credit Agreement as amended hereby.

(b)           Except as specifically amended by this Amendment, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

SECTION 6.       Costs and Expenses.  The Company agrees to pay all reasonable legal fees and expenses incurred by Administrative Agent in connection with the preparation, execution and delivery of this Amendment.

SECTION 7.       Extent of Amendments.  Except as otherwise expressly provided herein, the Credit Agreement and the other Loan Documents are not amended, modified or affected by this Amendment.  Each of the Company and the Parent hereby ratifies and confirms that (i) except as expressly amended hereby, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Credit Agreement remain in full force and effect, (ii) each of the other Loan Documents are and remain in full force and effect in accordance with their respective terms, and (iii) the Collateral and the Liens on the Collateral securing the Obligations are unimpaired by this Amendment and remain in full force and effect.

SECTION 8.       Loan Documents. The Loan Documents, as such may be amended in accordance herewith, are and remain legal, valid and binding obligations of the parties thereto, enforceable in accordance with their respective terms.  This Amendment is a Loan Document.

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SECTION 9.       Claims. As additional consideration to the execution, delivery, and performance of this Amendment by the parties hereto and to induce Administrative Agent and Lenders to enter into this Amendment, each of the Company and the Parent represents and warrants that, as of the date hereof, it does not know of any defenses, counterclaims or rights of setoff to the payment of any Indebtedness of the Company or the Parent to Administrative Agent, Issuing Lender or any Lender.

SECTION 10.     Execution and Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.  Delivery of an executed counterpart of this Amendment by facsimile or pdf shall be equally as effective as delivery of a manually executed counterpart.

SECTION 11.     Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York and applicable federal laws of the United States of America.

SECTION 12.     Headings.  Section headings in this Amendment are included herein for convenience and reference only and shall not constitute a part of this Amendment for any other purpose.

SECTION 13.    NO ORAL AGREEMENTS.  THE RIGHTS AND OBLIGATIONS OF EACH OF THE PARTIES TO THE LOAN DOCUMENTS SHALL BE DETERMINED SOLELY FROM WRITTEN AGREEMENTS, DOCUMENTS, AND INSTRUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN SUCH PARTIES ARE SUPERSEDED BY AND MERGED INTO SUCH WRITINGS.  THIS AMENDMENT AND THE OTHER WRITTEN LOAN DOCUMENTS EXECUTED BY THE COMPANY, THE GUARANTORS, ADMINISTRATIVE AGENT, ISSUING LENDER AND/OR LENDERS REPRESENT THE FINAL AGREEMENT BETWEEN SUCH PARTIES, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY SUCH PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN SUCH PARTIES.

SECTION 14.     No Waiver.  Each of the Company and the Parent hereby agrees that no Event of Default and no Default has been waived or remedied by the execution of this Amendment by the Administrative Agent or any Lender.  Nothing contained in this Amendment nor any past indulgence by the Administrative Agent, Issuing Lender or any Lender, nor any other action or inaction on behalf of the Administrative Agent, Issuing Lender or any Lender, (i) shall constitute or be deemed to constitute a waiver of any Defaults or Events of Default which may exist under the Credit Agreement or the other Loan Documents, or (ii) shall constitute or be deemed to constitute an election of remedies by the Administrative Agent, Issuing Lender or any Lender, or a waiver of any of the rights or remedies of the Administrative Agent, Issuing Lender or any Lender provided in the Credit Agreement, the other Loan Documents, or otherwise afforded at law or in equity.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

THE COMPANY:

BREITBURN OPERATING L.P.,
a Delaware limited Partnership

By: BREITBURN OPERATING GP, LLC, its general partner

By:	/s/ Randall H. Breitenbach
Name:	Randall H. Breitenbach
Title:	President

PARENT:

BREITBURN ENERGY PARTNERS L.P.,
a Delaware limited partnership,

By: BREITBURN GP, LLC, its general partner

By:	/s/ Randall H. Breitenbach
Name:	Randall H. Breitenbach
Title:	President

PARENT GP:

BREITBURN GP, LLC,
a Delaware limited partnership,

By:	/s/ Randall H. Breitenbach
Name:	Randall H. Breitenbach
Title:	President

GENERAL PARTNER:

BREITBURN OPERATING GP, LLC,
a Delaware limited partnership,

By:	/s/ Randall H. Breitenbach
Name:	Randall H. Breitenbach
Title:	President

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SUBSIDIARY GUARANTORS:

BREITBURN FINANCE CORPORATION
a Delaware corporation

By:	/s/ Randall H. Breitenbach
Name:	Randall H. Breitenbach
Title:	Co-Chief Executive Officer

BREITBURN MANAGEMENT COMPANY, LLC
a Delaware limited liability company

By:	/s/ Randall H. Breitenbach
Randall H. Breitenbach
President

ALAMITOS COMPANY,
a California corporation

By:	/s/ Randall H. Breitenbach
Randall H. Breitenbach
Co-President

BREITBURN FLORIDA LLC,
a Delaware limited liability company

By:	BreitBurn Operating L.P.,
its sole member

	By:	BreitBurn Operating GP, LLC
its general partner

	By:	/s/ Randall H. Breitenbach
	Name:	Randall H. Breitenbach
	Title:	President

BREITBURN FULTON LLC,
a Delaware limited liability company

By:	/s/ Bruce D. McFarland
Bruce D. McFarland
Secretary

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BEAVER CREEK PIPELINE, L.L.C.,
a Michigan limited liability company,

GTG PIPELINE LLC, a Virginia limited liability company,

MERCURY MICHIGAN COMPANY, LLC,
a Michigan limited liability company,

TERRA ENERGY COMPANY LLC,
a Michigan limited liability company, and

TERRA PIPELINE COMPANY LLC,
a Michigan limited liability company

Each by:	/s/ Randall H. Breitenbach
Name:	Randall H. Breitenbach
Title:	Co-Chief Executive Officer

PHOENIX PRODUCTION COMPANY,
a Wyoming corporation and

PREVENTIVE MAINTENANCE SERVICES LLC,
a Colorado limited liability company

By:	/s/ Bruce D. McFarland
Bruce D. McFarland,
Treasurer

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WELLS FARGO BANK, NATIONAL ASSOCIATION as Administrative Agent, Issuing Lender and a Lender

By:	/s/ Richard Gould
Richard Gould
Managing Director

The Bank of Nova Scotia,
As a Lender

By:	/s/ John Frazell
Name: John Frazell
Title: Director

CREDIT SUISSE AG
CAYMAN ISLANDS BRANCH,
As a Lender

By:	/s/ Nupur Kumar
Name: Nupur Kumar
Title: Vice President

By:	/s/ Michael D. Spaight
Name: Michael D. Spaight
Title: Associate

BARCLAYS BANK PLC,
As a Lender

By:	/s/ Vanessa A. Kurbatskiy
Name: Vanessa A. Kurbatskiy
Title: Vice President

BNP Paribas,
As a Lender

By:	/s/ Courtney Kubesch
Name: Courtney Kubesch
Title: Vice President

By:	/s/ Richard Hawthorne
Name: Richard Hawthorne
Title: Director

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Toronto Dominion (Texas) LLC,
As a Lender

By:	/s/ Vicki Ferguson
Name: Vicki Ferguson
Title: Manager, Corp. Lending

The Royal Bank of Scotland plc,
As a Lender

By:	/s/ Sanjay Renond
Name: Sanjay Renond
Title: Authorized Signatory

U.S. Bank National Association,
As a Lender

By:	/s/ Daniel K. Hansen
Name: Daniel K. Hansen
Title: Vice President

Royal Bank of Canada,
As a Lender

By:	/s/ Jason Yock
Name: Jason Yock
Title: Authorized Signatory

Bank of Montreal,
As a Lender

By:	/s/ Joe Bliss
Name: Joe Bliss
Title: Managing Director

Citibank N.A.,
As a Lender

By:	/s/ John F. Miller
Name: John F. Miller
Title: Attorney-In-Fact

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Bank of Scotland plc,
As a Lender

By:	/s/ Karen Weich
Name: Karen Weich
Title: Vice President

Union Bank, N.A.,
As a Lender

By:	/s/ Douglas Gale
Name: Douglas Gale
Title: Vice President

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